UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 6, 2010

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Date of Report (Date of earliest event reported)

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PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

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Commission File Number 001-07572

Delaware (State or other jurisdiction of incorporation or organization)	13-1166910 (I.R.S. Employer Identification No.)

200 Madison Avenue

New York, New York  10016
(Address of principal executive offices, including zip code)

(212) 381-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 6, 2010, Phillips-Van Heusen Corporation announced the closing of its previously announced acquisition of Tommy Hilfiger and certain affiliated companies, as well as the completion of several previously announced activities, including financings, the proceeds of which were used to finance the acquisition or are to be used to provide ongoing liquidity for PVH.

A copy of the press release announcing the closing of the acquisition and such other matters is attached as Exhibit 99.1 to this Report.

Item 9.01

Financial Statements And Exhibits.

 (d)

Exhibits:

Exhibit           Description

99.1

Press Release, dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By:	/s/ Mark D. Fischer Mark D. Fischer
Senior Vice President

Date:	May 6, 2010

Exhibit Index

Exhibit           Description

99.1

Press Release, dated May 6, 2010.